UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2013 (October 28, 2013)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 1, 2013, SL Green Realty Corp. (the “Company”) completed an underwritten public offering (the “Offering”) of 2,600,000 shares of its common stock, par value $0.01 per share (the “Common Stock”).  The shares were sold to Citigroup Global Markets Inc., as the sole underwriter (the “Underwriter”), at a price of $95.94 per share.  In connection with the Offering, the Company has granted the Underwriter a 30-day option to purchase up to an additional 390,000 shares of Common Stock.

The Company estimates that net proceeds from the Offering will be approximately $248.9 million ($286.4 million if the Underwriter exercises its option to purchase additional shares in full), after deducting estimated offering expenses payable by the Company. The Company intends to contribute the net proceeds from the offering to SL Green Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), in exchange for additional units of limited partnership interest in the Operating Partnership, which have substantially identical economic terms as the Common Stock. The Company expects the Operating Partnership to use the net proceeds from the Offering for general corporate purposes, which may include new investments and repayment of outstanding indebtedness of the Company and its subsidiaries.

The Offering was made pursuant to an underwriting agreement, dated October 28, 2013, among the Company, the Operating Partnership and the Underwriter. The Underwriter and its affiliates have from time to time provided, and may in the future provide, various investment banking, commercial banking, financial advisory and other services to the Company and its affiliates for which they have received or will receive customary fees and expenses.

The Underwriting Agreement is filed as Exhibit 1.1 to this report and incorporated herein by reference.

Item 3.02.                                        Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 above with respect to the Operating Partnership’s issuance of units of limited partnership interest is incorporated by reference herein. The units of limited partnership interest will be issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

1.1                               Underwriting Agreement, dated October 28, 2013, among SL Green Realty Corp., SL Green Operating Partnership, L.P. and Citigroup Global Markets Inc.

5.1                               Opinion of Ballard Spahr LLP.

23.1                        Consent of Ballard Spahr LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ James Mead
James Mead
Chief Financial Officer

Date: November 1, 2013